EXHIBIT 99.2

| February 7, 2020 INVESTOR DAY February 2020

| February 7, 2020 2 Legal Disclaimer This presentation contains forward - looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements include statements, among other things, concerning: our selected, preliminary estimated results for the year ended December 31, 2019; our guidance for 2020; effects on our financial statements and our financial outlook; our business strategy, including anticipated trends and developments in and management plans for our business and the wind industry and other markets in which we operate; our projected annual revenue growth; competition; future financial results, operating results, revenues, gross margin, operating expenses, profitability, products, projected costs, warranties, our ability to improve our operating margins, and capital expenditures. These forward - looking statements are often characterized by the use of words such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue” and the negative or plural of these words and other comparable terminology. Forward - looking statements are only predictions based on our current expectations and our projections about future events. You should not place undue reliance on these forward - looking statements. We undertake no obligation to update any of these forward - looking statements for any reason. These forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include, but are not limited to, the matters discussed in “Risk Factors,” in our Annual Report on Form 10 - K and other reports that we will file with the SEC. These forward - looking statements are only predictions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to materially differ from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward - looking statements as guarantees of future events. Further information on the factors, risks and uncertainties that could affect our financial results and the forward - looking statements in this presentation are included in our filings with the Securities and Exchange Commission and will be included in subsequent periodic and current reports we make with the Securities and Exchange Commission from time to time, including in our Annual Report on Form 10 - K filed with the Securities and Exchange Commission. The forward - looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward - looking statements at some point in the future, we undertake no obligation to update any forward - looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward - looking statements as representing our views as of any date after the date of this presentation. Our forward - looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any gains or losses from foreign currency remeasurement and any gains or losses on the sale of assets. We define net cash (debt) as total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow generated from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for the reconciliations of certain non - GAAP financial measures to the comparable GAAP measures. This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

| February 7, 2020 Introduction & Opening Remarks Wind Market Update Wind Operations Q&A Coffee Break Global Service Diversified Markets Financials ESG Closing Remarks Q&A / Lunch Today’s Agenda 9:00 9:30 9:45 10:30 10:45 11:00 11:10 11:35 12:20 12:30 12:45 INVESTOR DAY February 2020 3

| February 7, 2020 February 2020 Introduction & Opening Remarks

| February 7, 2020 Macros: 5 Source: BloombergNEF New Energy Outlook 2019 • TPI is mapping our significant growth onto two major macros – decarbonizing the electric sector and electrifying the vehicle fleet. • The future of electricity generation will be a cost - effective combination of wind, solar, storage and transmission. • TWh of wind generation are projected to increase by a factor of more than 8 and grow from being 5% of global power generation in 2018 to 26% in 2050. • These trends are driven more and more by economics, what customers want to buy, what investors want to invest in, and the need to positively affect climate change. Global Power Generation Mix Forecast 5% 2% 37% 24% 16% 16% 2018 26,188 TWh WIND SOLAR COAL OTHER HYDRO GAS 26% 22% 12% 19% 12% 9% 2050 42,412 TWh WIND SOLAR COAL GAS HYDRO OTHER

| February 7, 2020 Electrifying the Vehicle Fleet 6 Weight savings in EV’s provided by highly structural composite solutions drives added range, durability and performance 0 20 40 60 80 100 Millions BEV PHEV ICE Global new passenger vehicle sales forecast by drivetrain 0 2 4 6 8 10 12 Millions Diesel Natural gas Electric Hydrogen US, China and Europe commercial vehicles sales by drivetrain Source: BloombergNEF Long - Term Electric Vehicle Outlook 2019, "BEV" – Battery Electric Vehicle; "PHEV" – Plug - in Hybrid Electric Vehicle; "ICE" – Internal Combustion Engine - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Europe U.S. India Japan RoW ex. China Municipal e - bus sales 29% CAGR

| February 7, 2020 7 Investment Thesis Capitalizing on Wind and EV Market Growth, Blade Outsourcing and Improving Economics Only Independent Blade Manufacturer with a Global Footprint Advanced Composite Technology and Production Expertise Provide Barrier to Entry Collaborative Dedicated Supplier Model Long - Term Supply Agreements Provide Significant Revenue Visibility Compelling Return on Invested Capital Seasoned Management Team with Significant Global Growth Experience

| February 7, 2020 TPI is Building Global Infrastructure and Advancing Technology 8 • TPI is building value through its global world class footprint and profitable market share gain while maintaining a strong balance sheet. • We are targeting 20% share of the global wind blade market and are building 18GW of blade capacity to achieve this position. • We are advancing wind and transportation composites technology to improve our competitive advantage. 60 70 65 60 57 58 58 60 63 67 7 6 9 11 11 15 17 17 20 22 66 77 74 70 68 72 74 77 84 89 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” Onshore Offshore Global Market Growth (GW)

Global Footprint Strategically Optimized for Regional Industry Demand

TPI has strategically built a strong global footprint that takes advantage of proximity to large existing regional markets, adjacent new markets and seaports for global export

Headquarters: Scottsdale, AZ | Wind Blade Manufacturing Facility | Transportation Manufacturing Facility | Tooling / Engineering / R&D Facility



Matamoros, MX
- Square feet – 527k
- Capacity - ~1.9GW



Yangzhou, China
- Square feet – 934k
- Capacity - ~3.7GW



Juarez, MX
- Square feet – 155k
- Tooling and Transportation



Chennai, India
- Square feet – 776k
- Capacity - ~3GW

13 manufacturing facilities with approximately 6 million square feet in 5 countries

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February 7, 2020 | 9

| February 7, 2020 TPI’s customers account for 99% of the U.S. onshore wind market and 55% of the global onshore market 10 Strong Customer Base of Industry Leaders Current Customer Mix — 52 (3) Dedicated Lines 4% 46% 10% 13% 27% Key Customers with Significant Market Share = TPI Customer = Chinese Player Source: Wood Mackenzie, “Historical Global Wind Turbine OEM Market Share” 1. Figures are rounded to nearest whole percent 2. Figures for Siemens/Gamesa are pro forma for the April 2017 merger of Gamesa Corporación Tecnológica and Siemens Wind Power 3. 52 dedicated lines under long term agreement; does not include 2 lines under an agreement for 2020 in China. Global Onshore Wind Global Onshore Wind exc l . China Rank OEM 201 6 – 201 8 Share (1) Rank OEM 201 6 – 201 8 Share (1) 1 Vestas 18% 1 Vestas 28% 2 Goldwind 12% 2 SGRE (2) 19% 3 SGRE (2) 12% 3 GE Wind 19% 4 GE Wind 12% 4 ENERCON 1 1% 5 ENERCON 7% 5 Nordex Group 10% 6 Envision 6% 6 Senvion 4% 7 Nordex Group 6% 7 Suzlon 4% 8 Mingyang 4% 8 INOX 1% 9 United Power 3% 9 Goldwind <1% 10 CSIC Haizhuang 3% 10 ReGen Powertech <1% TPI Customer Market Share ~ 55 % TPI Customer Market Share ~ 87%

| February 7, 2020 11 Wind Industry Success and Some Challenges New product transitions have accelerated as turbine companies battle for market share and consolidation Source: Lazard Levelized Cost of Energy Analysis (version 13.0 ) and Wood Mackenzie Global Wind Turbine Technology Trends 2019 1. Costs are on an unsubsidized basis. Ranges reflect differences in resources, geography, fuel costs and cost of capital, among ot her factors. 100 110 120 130 140 150 160 170 180 190 200 19e 20e 21e 22e 23e 24e 25e 26e 27e 28e Average Rotor Diameter (m) Vestas GE Nordex Enercon SGRE Turbine OEMs A verage Annual R otor Diameter 2019e – 2028e Global Onshore Wind LCOE Over Time (1) Onshore wind LCOE Mean Onshore wind LCOE Range New Product Introductions (On and offshore) $148 $92 $95 $95 $81 $77 $62 $60 $56 $54 $99 $50 $48 $45 $37 $32 $32 $30 $29 $28 0 10 20 30 40 50 60 70 80 $0 $63 $125 $188 $250 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 New Product Introductions $/MWh Blade Size Comparison 2007 Blades 151 ft | 46 m 2014 Blades 187 ft | 57 m 2020 Blades 246 ft | 75 m Statue of Liberty 305 ft | 93 m Big Ben 314 ft | 96 m 2020 Wind Turbine 574 ft | 175 m (Height) 492 ft | 150 m (Rotor Diameter)

| February 7, 2020 12 Gaining EV Traction and Building Our Team • Long - term target of $500M annual revenue over time • In 2019 and 2020 we will have invested ~$50M in our diversification strategy • Optimizing cost structure for composite bus bodies • First pilot production award for commercial delivery vehicle for Workhorse • Building a strong team of automotive/composites experts • Automated pilot production line on track for mid 2020 – structural parts made in minutes • Creating product patents in addition to process knowhow

| February 7, 2020 US , 1,300 Asia , 2,900 EMEAI , 3,600 Mexico , 5,500 ~13,300 associates worldwide Building a Strong Team 13 40 Senior Leaders Added Years of Experience Engineers and Technicians

| February 7, 2020 Significant Topline and Market Share Growth (1) 14 MW Sold Global Onshore Market Share (1) Net Sales $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 20% CAGR (1) TPI’s market share is based on TPI MWs relative to Wood Mackenzie OEM tot al onshore MW, 2019P reflects preliminary estimated results at the midpoint, and 2020G reflects 2020 guidance at the midpoint .. 26% CAGR

| February 7, 2020 Growth Funded Primarily Through Cash Flow from Operations 15 • Funded growth largely from cash from operations since 2016 - $190M • Maintaining strong balance sheet, net debt of $72M, just dipped into IPO proceeds during 2019 Capital Allocation Plan Capital discipline • Robust balance sheet • Working capital management • Return on invested capital Reinvestment in business to drive long term profitable growth and productivity Selective acquisitions aligned to core strategy Potential to return of capital to shareholders

| February 7, 2020 16 Building a Strong Independent and Diverse Board TJ Jordan • 35 years of extensive automotive and aerospace global operations and executive leadership and board experience including GM, UTC, Oshkosh • President and Chief Operating Officer of Dura Automotive Systems, LLC from 2015 - 2019 Jayshree Desai • Over 20 years of extensive wind energy experience including EDPR and Clean Line Energy Partners • Chief Corporate Development Officer at Quanta Services, Inc. since 2020 Jim Hughes • Over 25 years of experience in global energy industry • Managing Partner at EnCap Investments Energy Transition since 2019 • Former CEO of First Solar Independent Board Members Added Since November 2015

| February 7, 2020 17 TPI Operating Imperatives • Relentless focus on operational excellence • Turn speed into a competitive advantage – cut transition and startup time in half • Continue to advance our composites technology • Partner more deeply with our customers • Reduce and balance cost of transitions with our customers • Apply scale to expand material capacity, continuity of supply, and drive cost down • Continue to build and develop world class team • Drive ESG vision

Key Biographies



Steve Lockard
Chief Executive Officer
- Joined TPI in December 1999
- 35 years in global manufacturing
- Satloc, ADFlex Solutions, Rogers Corp
- BS Electrical Engineering, ASU



Tom Adams
S.V.P., Wind
- Joined TPI in February 2018
- 25 years in business development
- ABS Group, Wood Group
- BS Mechanical Engineering, UC Davis



Ramesh Gopalakrishnan
Chief Operating Officer Wind
- Joined TPI in September 2016
- 25 years in operations and technology
- Senvion, Suzlon, Halliburton, GE
- BS Indian Institute Tech, MS and PhD SUNY



Jim Schimanski
V.P., Global Supply Chain
- Joined TPI in May 2016
- 30 years in manufacturing
- GE, Alstom
- BS Business Mgmt, Russell Sage College



Bill Siwek
President
- Joined TPI in September 2013
- 33 years in accounting, finance, IT, operations
- T.W. Lewis, Lyle Andersen, Arthur Anderson
- BS Accounting and Economics, Univ. of Redlands



Christian Edin
Sr. Director, Investor Relations
- Joined TPI in February 2008
- 12 years in wind
- BS Finance and BS Marketing, ASU



Adrian Oprescu
S.V.P., Technology and Global Projects
- Joined TPI in May 2019
- 20 years in global technology and operations
- FrontierWind, Vestas, Quest
- MS Transilvania, MBA Indiana Institute of Technology



Deane Ilukowicz
S.V.P., Global Human Resources
- Joined TPI in February 2016
- 28 years in human resources
- TransUnion, Hypertherm
- MBA Wake Forest, BA John Hopkins

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February 7, 2020 | 18

Key Biographies



Lance Marram
S.V.P., Global Services
- Joined TPI in October 2019
- 18 years in wind
- Senvion, E2M International, Vestas, Gamesa
- BS UC Santa Barbara, MBA IESE Business School



T.J. Castle
S.V.P., Operations Diversified Markets
- Joined TPI in November 2015
- 21 years in aerospace
- Honeywell, GE
- BS Aeronautics St Louis University



Bryan Schumaker
Chief Financial Officer
- Joined TPI in May 2019
- 20 years in finance
- First Solar, 8point3 Energy Partners, Swift
- BS Business Administration, University of New Mexico



Jim Hughes
Board Member
- Joined TPI Board in October 2015
- 25 years in global energy industry
- Managing Partner at EnCap Investments Energy Transition since 2019
- Former CEO of First Solar



Joe Kerkhove
S.V.P., Diversified Markets
- Joined TPI in October 2017
- 20 years in business development and marketing
- ALCOA Forgings & Extrusions
- BS Industrial Mgmt/Manufacturing Mgmt, Purdue



Lyndon Lie
V.P., Technology & Innovation Diversified Markets
- Joined TPI in October 2019
- 30 years in automotive engineering
- LRL Automotive Consulting, GM
- BSEE Oakland Univ, Exec MBA Michigan State



Paul Giovacchini
Chairman
- Chairman of TPI Board since 2006
- Independent Consulting Advisor to Landmark Partners, Inc.

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| February 7, 2020 February 2020 Wind Market Update

| February 7, 2020 21 Global Power Generation Market Through 2050 Wind projected to represent 40% of new power generation investment Source: BloombergNEF New Energy Outlook 2019 * Organisation for Economic Co - operation and Development 76% 24% 39% 61% Global Electricity Generation 2018 26,188 TWh 2050 42,421 TWh Fuel free Fuel based 0% 20% 40% 60% 80% 100% 1970 1980 1990 2000 2010 2020 2030 2040 2050 Coal Gas Oil Nuclear Hydro Wind Solar Other Power Generation Mix Historical world power generation mix NEO 2019 power generation mix 62 % renewables 31 % fossil fuels by 2050 26% wind Global Investment in Power Generation by Region, 2019 - 50 Rest of the World AMER META Europe APAC Wind Solar Gas Nuclear Hydro Coal $ T, real 2018 $5.8 $2.6 $2.0 $1.9 $1.2 Electricity demand, OECD* versus non - OECD TWh 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2018 2025 2030 2035 2040 2045 2050 Non-OECD OECD 62% demand growth

| February 7, 2020 China Northeastern China Northcentral India Indonesia - 20 40 60 80 100 120 140 160 180 200 China Japan MENA U.K. United States Wind Energy Is the Cheapest Form of New Generation in Many Markets 22 Unsubsidized Global Levelized Cost of Power Generation Range by Technology Forecast — ($/MWh) Source: BloombergNEF New Energy Outlook 2019 Global LCOE for onshore wind generation has become increasingly competitive at or below new combined cycle gas turbines and coal, unsubsidized. Onshore wind Natural Gas Coal - 20 40 60 80 100 120 140 160 180 200 China Germany India Japan United States

| February 7, 2020 New Wind LCOE is Lower than the Marginal Cost of Coal 23 $0 $15 $30 $45 $60 $75 $90 Onshore Wind Solar PV – Thin Film Utility Scale Coal Nuclear Levelized Cost of New - Build Wind and Solar Marginal Cost of Selected Existing Conventional Generation (1) Unsubsidized Solar PV Unsubsidized Wind Source: Lazard Levelized Cost of Energy Analysis (version 13.0). 1. Represents the marginal cost of operating, fully depreciated coal and nuclear facilities, inclusive of decommissioning costs for nuclear facilities. Analysis assumes that the salvage value for a decommissioned coal plant is equivalent to the decommissioning and site restoration costs. Inputs are derived from a benchmar k o f operating, fully depreciated coal and nuclear assets across the U.S. Capacity factors, fuel, variable and fixed operating expenses are based on upper and lower quartile estimates derived from La zar d’s research. ($/MWh)

| February 7, 2020 24 Large and Growing Global Market Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” 60 70 65 60 57 58 58 60 63 67 7 6 9 11 11 15 17 17 20 22 66 77 74 70 68 72 74 77 84 89 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Onshore Offshore Offshore CAGR ~ 14% (2019 – 2028) Onshore CAGR ~ 1% (2019 – 2028 ) Annual installed wind capacity growth is projected to average 75GW between 2018 and 2028. Global markets (excluding the US and China) are projected to grow at a 8% CAGR . TPI is well positioned to participate in this growth . Estimated Annual Installed Global Wind Capacity (GW): 2019 – 2028

| February 7, 2020 25 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” and UBS Securities LLC 11 15 13 6 4 3 3 4 4 4 0.4 2 4 4 4 3 3 11 15 13 7 6 7 7 8 8 7 0 2 4 6 8 10 12 14 16 GW WM Onshore WM Offshore 11 14 9 8 8 9 9 0 2 4 6 8 10 12 14 16 2019 2020 2021 2022 2023 2024 2025 GW UBS Onshore U.S. Forecast – Forecasted GW Continue to Increase 2019 - 2028

| February 7, 2020 26 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” EMEA Forecast – Growth Dominated by Offshore 2019 - 2028 13 18 21 20 20 20 20 20 21 22 4 2 3 5 3 5 6 7 9 11 17 20 25 25 23 25 25 27 30 34 0 5 10 15 20 25 30 35 40 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 GW Onshore Offshore Offshore CAGR ~ 12% (2019 – 2028) Onshore CAGR ~ 6% (2019 – 2028 )

| February 7, 2020 27 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” APAC Onshore – 16% CAGR for India Forecasted 2019 - 2028 25 25 19 19 21 22 22 21 21 23 2 4 4 7 6 6 5 6 7 8 3 4 3 2 3 3 3 3 4 4 30 33 26 28 29 31 30 31 32 35 0 5 10 15 20 25 30 35 40 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 GW China India Other APAC India CAGR ~ 16% (2019 – 2028 )

| February 7, 2020 28 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” APAC Offshore 2019 - 2028 CAGR ~ 13% (2019 – 2028) 2.4 3.9 4.5 3.1 4.7 4.5 4.5 4.3 4.4 4.3 0.1 0.1 1.1 1.3 0.5 0.9 1.7 1.1 1.2 1.2 0.4 0.3 0.5 0.5 0.7 1.1 1.1 0.2 0.4 0.4 0.6 0.6 0.4 1.3 1.2 2.5 4.2 6.0 5.1 6.0 6.0 7.2 6.5 7.9 7.8 0 1 2 3 4 5 6 7 8 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 GW China Taiwan Japan Other APAC

| February 7, 2020 29 Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update” LATAM Forecast 2019 - 2028 1.1 1.2 1.8 1.8 1.6 1.7 1.9 2.0 2.0 2.0 1.8 1.1 0.7 0.4 0.3 0.4 0.5 0.5 0.7 0.8 1.1 1.0 0.3 0.2 0.2 0.3 0.4 0.4 0.4 0.4 0.4 0.5 0.7 0.5 0.3 0.2 0.3 0.3 0.3 0.3 0.2 0.4 0.5 1.2 0.9 0.9 0.8 1.3 1.1 1.2 4.6 4.1 4.0 4.2 3.3 3.6 3.8 4.5 4.5 4.6 0.0 1.0 2.0 3.0 4.0 5.0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 GW Brazil Mexico Argentina Chile Other LATAM

| February 7, 2020 February 2020 Wind Operations

| February 7, 2020 • Focused efforts on prevention • Near Miss Identification and Solutions • Good Catch Programs • Behavior Based Safety Programs • Layered Audits 31 Safety is a Core Value and Mindset Recordable and Lost Time Incident Rates 0 0.5 1 1.5 2 2.5 3 3.5 2015 2016 2017 2018 2019 Cases per 200,000 hours worked TPI RIR TPI LTIR Industry-BLS RIR (1) Industry-BLS LTIR (1) Safety Programs Focused on Prevention (1) U.S. Bureau of Labor Statistics 2018 Survey of Occupational Injuries and Illnesses

| February 7, 2020 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2017 2018 2019 32 Quality Management System • Expanded Global Quality Audits • Holistic implementation of process improvements • Embedding quality into the manufacturing operation • Strengthened Central Quality Team • Infrastructure to capture and deploy lessons learned Non - conformances/Blade (1) 8 9 10 11 12 13 2017 2018 2019 Warranty Spend as % of Net Sales (1) Metric based on a selection of the same blade type built in three consecutive years Targeted Efforts to Eliminate Defects

| February 7, 2020 33 Speed to Drive Output and On - time Delivery • Manufacturing productivity and stabilizing operations • Focused efforts on constrained operations • Labor productivity improvements through efficient deployment • Process optimization with technology, functional collaboration • Non - linear scaling of productivity for larger blades Cycle Time in Hours (1) 22 24 26 28 30 32 2017 2018 2019 (1) Metric based on a selection of the same blade type built in three consecutive years Continuous Improvement Enables Consistent Delivery 24%

| February 7, 2020 34 Driving Costs Down • Key components include material and labor costs • Bill of Material (BOM) cost reductions • Supply chain strategies • Value engineering • Direct material productivity programs • Labor cost reduction through benchmarking and global collaboration • Reduce manufacturing overhead • Upfront collaboration with customers (1) Metric based on a selection of the same blade type built in three consecutive years Driving Cost Down Through Material and Labor Cost Reductions BOM Reduction/Blade (1) 2017 2018 2019 12% DL Hour Reduction/Blade (1) 2017 2018 2019 11%

| February 7, 2020 35 Start - up and Transition Execution – Speed • Speed up transitions with continuous improvement and lean manufacturing principles • Scalable processes and standard stage gate model with metrics • Core teams with functional expertise • Upstream customer alignment/collaboration • Cross functional collaboration to accelerate transitions Ramp Down Decommissioning Commissioning Ramp Up Cut Up Ramp Down Decommissioning Commissioning Ramp Up Cut Up Disciplined Approach to Accelerate and Execute on Start - ups and Transitions 20 30 40 50 60 70 80 90 100 110 120 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 Start - up example – Cycle Time in Hours by Week

| February 7, 2020 36 Impact of Transitions Transitions Increase Contract Values and Expected AEBITDA Over Time Facility Adj. EBITDA ($) YEAR BEFORE YEAR OF YEAR 1 AFTER YEAR 2 AFTER Adj. EBITDA Transition Adj. EBITDA at Minimum Volume

| February 7, 2020 February 2020 Technology

| February 7, 2020 38 Technology Focused on Driving Business Performance Business Drivers Lower LCOE Technology Focus Areas Materials Process Tooling Analytics Disruptive Speed Flexibility 24 hour cycle time Product Transitions (Switch/Ramp Up) Optimized Mfg. Processes, Tooling Cost BOM (Resin/Adhesives) BOM (Spar Cap Materials Tech) BOM Core Innovation (Technology Readiness) Jointed Blades Selective Automation Materials (recyclable materials)

| February 7, 2020 39 Technology Advantage TPI Technology Customer Technology Collaborative Space Design for Manufacturing Technical Due Diligence Aero Design Design of external shape (airfoil) Structural Design Design of internal structure Material Technology Develop new materials to reduce weight and cost Process Technology Develop manufacturing process technology to enable manufacture Enhanced TPI Customer Collaboration Technology Partnership built on long - term relationships and mutual dependency ‘ True’ Partnerships with customers in their New Product Development process Move upstream - Collaborative due diligence on Design for Manufacturing and Risk Mitigation Customer Intimacy - Joint prototyping of blades with customers in customer facilities and pilot production line in our facilities Leads to • Reduced Time to Market • Design to Cost Target • Enhanced Design for Manufacturing • Margin Expansion

TPI Enabling Technologies

Analytics – Speed & Quality


Analytical Tools


Infusion Modeling


Curing characterization


Laser Automation

Tooling - Speed & Flexibility


Integrated Controls


Heated Systems


Adjustable Frame Design


Modular Molds

Manufacturing Processes - Speed & Flexibility


'One Step' Close



- ✓ Tie in to the business drivers
- ✓ Tie on to customer roadmaps
- ✓ Leverage external funding

Materials - Cost


Characterization


Resins/Adhesives


Core


Spar Cap Material

Innovation - Tech Readiness


Jointed Blades


Thermoplastics


Automation

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February 7, 2020 | 40

| February 7, 2020 February 2020 Global Supply Chain

| February 7, 2020 2016 2017 2018 2019 2020 42 Global Supply Chain Expertise KEY COMMODITY MARKET TRENDS Commodity Market Trend TPI Pricing Glass* Carbon Resin / Adhesive Core Hardware Consumables Coating 4% 8% 8% 4% 7 % YEAR OVER YEAR RAW MATERIAL SAVINGS • TPI remains a preferred customer to our suppliers: • Global presence and footprint • Growth • Large scale buying power • Collaboration with TPI in other Industries

Global Supply Chain and Localization Strategy

AVERAGE CATEGORY SPEND



Carbon Blade Design
35%
18%
5%
2%
12%
7%
4%
17%
Glass Blade Design
27%
31%
4%
8%
7%
4%
19%
Resin
Adhesive
Coatings
Core
Consumables
Hardware
Glass
Carbon

EXPANDING GLOBAL SUPPLY CHAIN



- Supplier localization
- Capacity expansion in Best Cost Markets

MEXICO

- Leveraging global suppliers to localize new TPI facilities
  - Fabric Conversion
  - Fabric and Core Kitting
- Capacity Expansion
  - PET Foam Extrusion (Core)

ASIA

CHINA / EAST ASIA

- New and fast growing suppliers
  - Chemicals
  - Core materials
- Expanded footprint in Korea, Taiwan and Vietnam
  - Chemical Production
  - Core Materials
  - Carbon

INDIA

- Regional Localization
  - Fabric Conversion
  - Fabric and Core Kitting
- Capacity Expansion
  - Chemical Production
  - Glass direct roving furnace
  - PET Foam Extrusion
  - Carbonization and Pultrusions

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| February 7, 2020 February 2020 Global Talent

| February 7, 2020 45 Adding Significant Global Talent • The acquisition, development, motivation and retention of this talent is critical to support our growth and success. 40 Senior Leaders Added Years of Experience 0 2000 4000 6000 8000 10000 12000 14000 Post - IPO Headcount Growth AZ RI IA CN TK MX IN Total Headcount Engineers and Technicians

| February 7, 2020 46 Improving Technical Capabilities Across the Organization Hiring, developing, motivating, and retaining our technical talent is a critical strategy enabler: • TPI Academy • Associate mobility • Individual development planning • Engineering career ladder • Competitive total rewards and destination for top talent Improved Technical Capability Faster and more effective startups and transitions Quality that results in zero - defect culture Cost reduction through process and DFM efforts Innovation enabling diversified business opportunities and growth

| February 7, 2020 47 Global HR Strategy Builds the Foundation for Our Overall People Strategy Culture and Values Develop leadership excellence at all levels Attract and retain top talent Global talent practices Talent analytics

| February 7, 2020 48 Diversity and Inclusion Matters Create a vision and plan Leadership involvement Embed and Align Tell Our Story Measure Experience and Impact TPI has great programs focused on recognizing and promoting diversity • WRISE event for top performing women globally • Global participation in International Women’s Day activities • Reporting metrics on diversity in talent management practices The plan we are executing:

| February 7, 2020 February 2020 Q&A

| February 7, 2020 February 2020 Coffee Break

| February 7, 2020 February 2020 Global Service

| February 7, 2020 52 Large and Growing Global Service Market Opportunity Global Blade Service Market Forecast Source: Wood Mackenzie, Global Onshore Wind Power O&M 2019 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 US$ billion Blade Service Growth by Region 2018 2028 Leading Edge Repair Trailing Edge Repair Structural Repair Global Retrofits Lightning Receptor Exchange Blade Surface Add On - Install / Repairs Other $239 M $411 M $741 M $1.4 B $596 M $1.3 B AMER EMEA APAC +$1.6B 7% CAGR

| February 7, 2020 53 Wind Blade Service Offerings Engineering & Preventative Maintenance Certified Professionals Repair & Improvements Recycling Inspection & Analysis

| February 7, 2020 Diversified Markets February 2020

| February 7, 2020 Vehicle Strategy for Clean Transportation 55 Multiple programs in: Passenger Automotive EVs Commercial Vehicles Lighter weight equates to longer range Lower capital investment required for composites structure

| February 7, 2020 Large Market Opportunity U.S. Electric Bus Market Source: BloombergNEF Long - Term Electric Vehicle Outlook 2019 56 • Addresses large opportunity given mission - critical nature of transit • Cusp of wide - spread adoption • Technology applicable everywhere • Compelling growth potential - 200 400 600 800 1,000 1,200 1,400 2018 2019 2020 2021 2022 2023 2024 2025 Units U.S. 16% CAGR • Proterra is a leader in North American electric transit bus market with 50%+ share • >100 customers and >900 vehicles sold • >50,000,000 pounds of CO2 emissions & 2,000,000 gallons of fuel avoided

| February 7, 2020 Commercial Vehicles Market Significant Growth Projections 57 Light 0 1 2 3 4 5 6 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Million units Medium and Heavy 0 50 100 150 200 250 300 350 400 450 500 2018 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Thousand units • Commercial vehicle market growing, largely driven by ecommerce • Opportunity for electric vehicles driven by economics 36% CAGR 27% CAGR Medium Heavy Source: BloombergNEF Long - Term Electric Vehicle Outlook 2019

| February 7, 2020 Building on our experience related to Cab Structures , in Q1 2019 we announced the award to develop and produce a chassis and cab structure for a purpose - build electric delivery vehicle. Pilot production is underway. Purpose - Built Electric Delivery Vehicles 58

| February 7, 2020 Passenger EV market >55% of passenger vehicle sales to be electric by 2040 59 0 20 40 60 80 100 Millions BEV PHEV ICE Global new passenger vehicle sales forecast by drivetrain Source: BloombergNEF Long - Term Electric Vehicle Outlook 2019

| February 7, 2020 60 Technology and Innovation Center Technology Center for Global TPI • Continued design support for wind and diversified markets • World class Composite Technology Hub • Certified materials laboratory • Product & process R&D • Automation technology development • Manufacturing process development High Volume Automated Pilot Liquid Compression Molding (LCM) Line • Initial investment of $12M+ for first automated LCM, cut and trim production line • Installation on track for target of Q2 2020 • Moving from traditional, large scale, low volume composite manufacturing processes in to a highly automated, low labor, high volume production capability • Driving production cycle times from tens of hours, to under 10 minutes

Composite Battery Enclosure Opportunity

- **Mass, Cost and Producibility**
- **Material Characterization**
- **Form, Fit and Function**
  - Fire resistance
  - External direct exposure to flame
  - Internal thermal propagation
- **EMI Shielding**
  - Structural integrity (Pack Level)
  - Modal response
  - 100kN Side crush
  - Ground impact/jacking loads
  - G-Loads
- **Thermal Management Systems**
- **IP 67 Rating**

Exploded CAD view of all-Composite Enclosure



Primary Components:

1. Lid
2. Rail system
3. Inner tray
4. Baseplate

Exploded CAD view of all-composite enclosure

TPI Prototype Composite Battery Enclosure



TPI Battery Enclosure Physical Testing

External Fire



☑ PASS ☐ FAIL

Internal Fire Propagation



☑ PASS ☐ FAIL

Radiated Emissions



☑ PASS ☐ FAIL

Vertical Crush



☑ PASS ☐ FAIL

Horizontal Crush



☑ PASS ☐ FAIL

tpi COMPOSITES
Decarbonize & Electrify
February 7, 2020 | 61

| February 7, 2020 February 2020 Financials

| February 7, 2020 63 2019 Guidance Update Prior Guidance for 2019 2019 Selected, Preliminary Estimated Results Net Sales $1.45 billion to $1.50 billion $1.42 billion to $1.44 billion Adjusted EBITDA (1) $80 million to $85 million Unchanged Loss Per Share $0.18 to $0.23 $0.43 to $0.47 Utilization % ~ 80% Unchanged Average Selling Price per Blade $135,000 to $140,000 Unchanged Non - Blade Sales $100 million to $105 million $110 million to $115 million Capital Expenditures $95 million to $100 million $75 million to $80 million Startup Costs $47 million to $49 million Unchanged (1) See Appendix for reconciliations on non - GAAP financial data.

| February 7, 2020 64 Net Sales $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2016 2017 2018 2019P Mid Topline Increase Cumulative Cash Flow From Operations, Net Net Debt $769 M $1.4 B $204 M CAPEX $169 M Start - up Costs $6 M $72 M $189 M 23% CAGR 2016 – 2019P Financial Performance (1) Substantial Topline Growth funded largely from Cash from Operations $ millions (1) 2019 amounts reflect preliminary estimated results at the midpoint.

| February 7, 2020 60 70 80 90 100 125 175 225 275 325 2016 2017 2018 2019P Sets/Line MW/Line MW/Line Sets per Line Operational Execution Driving Performance Above Market 65 MW and Sets per Line + 56% MW/line +19% Sets/line 2016 - 2019P 4.0 6.0 8.0 10.0 2016 2017 2018 2019P GW Sold + 24% CAGR 2016 - 2019P MW/Set 2.0 2.2 2.4 2.6 2.8 3.0 2016 2017 2018 2019P +8% CAGR 2016 - 2019P 0 10 20 30 40 50 60 70 2016 2017 2018 2019P Global Total GW Installed +8% CAGR 2016 - 2019P Source: Wood Mackenzie, “Q4 2019 Global Wind Power Market Outlook Update”

| February 7, 2020 66 Focus on Cost (1)(2) $- $20 $40 $60 $80 $100 $120 $140 $160 2016 2017 2018 2019P 2020G AEBITDA Start-up Costs Cost of Sales Driving Cost of Raw Materials Down Startup & Transition Cost Accelerate Startups & Quicker Transitions General & Administrative Expenses Driving Down MOH & Fixed Costs 1% Cost Reduction is >$10M Performance $ millions (1) See Appendix for reconciliations on non - GAAP financial data. (2) 2019 amounts reflect the preliminary estimated results at the midpoint and 2020 amounts reflect guidance at the midpoint.

| February 7, 2020 67 2020 Guidance (1) Excludes the impact of the Coronavirus (2) See Appendix for reconciliations of the non - GAAP financial data. 2019 Selected, Preliminary Estimated Results 2020 Guidance (1) Net Sales $1.42 billion to $1.44 billion $1.55 billion to $1.65 billion Adjusted EBITDA (2) $80 million to $85 million $100 million to $125 million Utilization % ~ 80% 80% to 85% Wind Blade Set Capacity 4,000 4,380 Average Selling Price per Blade $135,000 to $140,000 $140,000 to $145,000 Non - Blade Sales $110 million to $115 million $75 million to $100 million Capital Expenditures $75 million to $80 million $80 million to $90 million Startup Costs $47 million to $49 million $17 million to $20 million

| February 7, 2020 68 Adjusted EBITDA Walk 2019 to 2020 (1)(2) 2019 AEBITDA Preliminary Midpoint Wind (excl LD’s & 606) Wind LD’s Diversified Markets ASC 606 General & Admin. (G&A) Expenses 2020 AEBITDA Guidance Midpoint Increase Decrease Total 160 140 120 100 80 60 40 20 - $ millions Wind: $130.7M G&A: ($26.2M) Diversified Market: ($22.0M) Wind: $155.5M G&A: ($35M) Diversified Market: ($8M) $82.5M $112.5M (1) (1) Excludes the impact of the Coronavirus; 2019 reflects preliminary estimated results at the midpoint and 2020 amounts reflects gu idance at the midpoint. (2) See Appendix for reconciliations of the non - GAAP financial data.

| February 7, 2020 $0 $500 $1,000 $1,500 $2,000 $2,500 2020 2021 2022 2023 $2 B MX TK CN US IN 69 Path to $2 Billion and Free Cash Flow (1) ROIC target is based on an estimate of tax effected income from operations plus implied interest on operating leases divi ded by beginning of the period capital which includes total stockholders' equity less cash and cash equivalents plus total outstanding debt and the net present valu e o f operating leases. Annual Max and Min Contract Value Range 80% UTILIZATION 15 GW $2.0 B REVENUE 12% AEBITDA $30 M - $60 M CAPEX ANNUALLY 20% - 25% CASH TAX 25% - 30% ROIC (1) 7% - 9% FCF Future Estimated Revenue - $4.3 B LONG - TERM WIND FINANCIAL TARGETS Future Estimated Wind Revenue Under Contract

| February 7, 2020 70 CapEx and Free Cash Flow Momentum (1)(2) 120,000 100,000 80,000 60,000 40,000 20,000 - (20,000) (40,000) (60,000) (80,000) 2016 2017 2018 2019P 2020G Cash Flow From Operations CapEx Free Cash Flow $ thousands (1) 2019 reflects preliminary estimated results at the midpoint and 2020 amounts reflects guidance at the midpoint. (2) See Appendix for reconciliations of the non - GAAP financial data.

| February 7, 2020 71 80% Utilization and Why it Works • Utilization represents the percentage of wind blades invoiced during a period compared to the total potential capacity of wind blades based on the number of manufacturing lines installed at the end of the period. • Key Assumptions: • 60 lines • 20 under transition • 6 in start - up • 34 in operation • 80 sets per line • Current transition and startup speed Transition Lines Transition Lines 20 Utilization 70% Total Volume 4,312 Startup Lines Lines under Startup 6 Utilization 50% Total Volume 240 Operating Lines Lines under Operation 34 Utilization 92% Total Volume 2,502 Total Lines Total Volume 3,855 100% Utilization Volume 4,800 Utilization 80%

| February 7, 2020 February 2020 ESG

| February 7, 2020 73 Benefits of TPI’s ESG Efforts • Reduce Risk • Monitor and lead business using ESG metrics to identify and mitigate risks • Increase Associate Satisfaction • Focus on ESG to improve associate engagement and health, improve quality, and reduce turnover. • Improve Operational Execution • Reduce waste to reduce environmental risk and operating costs • Improve Financial Performance • Margin expansion • Reduce cost of capital • Improve shareholder returns • Improve governance to better align management, board and stakeholder

| February 7, 2020 74 ESG Status Update Materiality assessment — Data collection Sustainability report — Conduct materiality refresh Adopt additional ESG reporting frameworks such as: CDP and TCFD — Set sustainability goals 2018 - 2019 Future Q1 - 2 2020

| February 7, 2020 75 ESG Materiality Matrix 5.0 4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 Importance to External Shareholders TPI Impacts 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Core Business/ Economic / Governance Environmental Labor Social Anti Corruption Procurement Practices / Material Sourcing Water Management Supplier Environmental Assessment Child Labor Customer Health & Safety Supplier Social Assessment Diversity & Equal Opportunity 1.0 Indirect Economic Impact Governance & Ethics Economic Performance Emissions Energy Management Environmental Compliance Effluents & Waste Materials & Material Efficiency Local Community Training & Education Occupational Heath & Safety

| February 7, 2020 76 Reporting Metrics Aligned to GRI and SASB Reporting Standards Environmental Compliance Local Communities • Volunteer hours Indirect Economic Impact • Community investments • Regionalized supply spend CO2 Avoidance Safety • RIR • LTIR Energy • Energy usage Waste • Waste by type Emissions Materials • Renewable materials used Associates • Average training per associate • Engagement 111 151 203 213 303 0 50 100 150 200 250 300 350 2015 2016 2017 2018 2019P Million Metric Tons of CO2

| February 7, 2020 February 2020 Closing Remarks

| February 7, 2020 78 Summary Comments Wind energy and EV’s offer tremendous opportunity for TPI’s diversified, profitable, global growth. Wind growth is mostly about economics, customers, investors and the need to positively impact climate change. Wind costs will continue to be driven down to compete primarily with solar. Price discipline and margin opportunities should improve over time. TPI is building global infrastructure with best - in - class composites technology to access the global growth with the lowest total delivered cost. We will continue to partner deeply with the industry leading customers. We are thrilled to be growing and diversifying the global TPI team. We are applying our global scale to ensure lowest cost raw materials and to eliminate supply change constraints.

| February 7, 2020 79 We are bringing relentless focus to manufacturing execution, productivity gains, cost reduction and risk mitigation. We plan to turn speed into a source of competitive advantage – cut transition and startup time in half, reduce cost of transitions and share those costs with our customers. We will continue to innovate and advance our state - of - the - art blade technology. We plan to grow our profitable blade service business. We plan to bring value to the EV sector with structural composite solutions and plan to build a $500M annual revenue stream. By developing bus, delivery vehicle, truck and passenger vehicle applications, we will see just how low down the cost curve and how high up the volume curve we can profitably grow. Summary Comments

| February 7, 2020 80 Summary Comments Not many companies have funded 23% growth primarily from cash from operations. Our capital allocation strategy includes maintaining a conservative balance sheet, smart long - term growth investments and return of capital to shareholders. ESG is the right thing to do. We are committed to it and expect it to drive long term value. We will continue to build a strong, independent and diverse board of directors as well as ensure that our management team is fully aligned with the interests of our stakeholders. You’ve heard from our team how we expect to deliver on our mission of 18GW of capacity, 80% utilization, 20% global market share, $2B in annual revenue, 12% AEBITDA, 25 - 30% ROIC, and 7 - 9% free cash flow.

| February 7, 2020 February 2020 Q&A / Lunch

| February 7, 2020 February 2020 Appendix – Non - GAAP Information 82 This presentation includes unaudited non - GAAP financial measures including EBITDA, adjusted EBITDA, net cash (debt) and free cash flow. We define EBITDA as net income (loss) plus interest expense (including losses on the extinguishment of debt and net of interest income), income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA plus any share - based compensation expense, plus or minus any gains or losses from foreign currency remeasurement and any gains or losses on the sale of assets. We define net cash (debt) as the total unrestricted cash and cash equivalents less the total principal amount of debt outstanding. We define free cash flow as net cash flow generated from operating activities less capital expenditures. We present non - GAAP measures when we believe that the additional information is useful and meaningful to investors. Non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non - GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See below for a reconciliation of certain non - GAAP financial measures to the comparable GAAP measures.

| February 7, 2020 Non - GAAP Reconciliations (unaudited) A reconciliation of the low end and high end ranges of projected net income (loss) to projected EBITDA and projected adjusted EBITDA for the full years 2019 and 2020 is as follows: 83 (1) All figures presented are projected estimates for the full years ending December 31, 2019 and 2020. ($ in thousands) Low End High End Low End High End Projected net income (loss) (16,500)$ (15,000)$ 16,000$ 26,000$ Adjustments: Projected depreciation and amortization 38,500 39,000 50,000 55,000 Projected interest expense (net of interest income) 8,000 8,300 11,000 13,000 Projected loss on extinguishment of debt - - Projected income tax provision 22,500 23,500 10,000 15,000 Projected EBITDA 52,500 55,800 87,000 109,000 Projected share-based compensation expense 5,500 5,900 5,000 6,000 Projected realized loss on foreign currency remeasurement 4,000 4,300 - - Projected realized loss on sale of assets and asset impairments 18,000 19,000 8,000 10,000 Projected Adjusted EBITDA 80,000$ 85,000$ 100,000$ 125,000$ 2019 Preliminary Results Range (1) 2020 Guidance Range (1)

| February 7, 2020 Non - GAAP Reconciliations (continued) (unaudited) Net debt is reconciled as follows: Free cash flow is reconciled as follows: 84 ($ in thousands) 2019 Cash and cash equivalents 70,282$ Less total debt, net of debt issuance costs (141,294) Less debt issuance costs (672) Net debt (71,684)$ ($ in thousands) Low End High End Low End High End Net cash provided by operating activities 55,000$ 65,000$ 95,000$ 105,000$ Less: Capital expenditures (75,000) (80,000) (80,000) (90,000) Free cash flow (1) (20,000)$ (15,000)$ 15,000$ 15,000$ 2020 Guidance Range (1) 2019 Preliminary Results Range (1)